Exhibit 10.8


                             SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (the "Subordination Agreement"), dated as of December 20, 1996, by and among Indianapolis Power & Light Company (the "Subordinated Creditor"), IPL Funding Corporation (the "Seller"), and ABN AMRO Bank N.V., as agent for the Purchasers (as defined below) (in such capacity, the "Agent"), for the benefit of the Agent and the Purchasers (the Agent and the Purchasers being collectively referred to herein as the "Senior Creditors");

                                   WITNESSETH:

     WHEREAS, the Seller has entered into a Receivables Sale Agreement dated as of December 20, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), by and among the Seller, ABN AMRO Bank N.V., as provider of the program letter of credit (the "Enhancer"), the liquidity providers from time to time party thereto (the "Liquidity Providers"), Windmill Funding Corporation ("WINDMILL", and together with the Liquidity Providers and the Enhancer, the "Purchasers") and the Agent; and

     WHEREAS, the Seller has entered into a Receivables Purchase Agreement, dated as of December 20, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), by and among the Seller and the Subordinated Creditor; and

     WHEREAS, the Seller has and may, from time to time, execute certain instruments and enter into certain agreements pursuant to which it will incur obligations to the Subordinated Creditor; and

     WHEREAS, it is a condition precedent to the obligations of the Senior Creditors under the Receivables Sale Agreement that the Subordinated Creditor agree to execute and deliver this Subordination Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Senior Creditors to enter into the Receivables Sale Agreement with the Seller, and in consideration of the execution thereof, the parties hereby agree as follows:

     Section 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Receivables Sale Agreement. For the purposes of this Subordination Agreement, the following terms shall have the following meaning:

     "Senior Debt" shall mean all of the indebtedness, liabilities and other obligations of the Seller at any time owed to any Senior Creditor, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under or in connection with the Receivables Sale Agreement (or any other documents executed thereunder or in connection therewith), and all interest on any such obligations owed by the Seller to any Senior Creditor in connection therewith whether payable prior to, during the pendency of, or after a bankruptcy, insolvency, or similar proceeding with respect to the Seller and all Collections payable to any Senior Creditor or any other Person (other than the Seller).

     "Subordinated Debt" shall mean all of the indebtedness, liabilities and other obligations of the Seller at any time owed to the Subordinated Creditor, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under or in connection with any instrument or agreement, whether oral or written, including, without limitation, the Receivables Purchase Agreement and the Subordinated Note, and all interest on any such obligations owed by the Seller to the Subordinated Creditor whether payable prior to, during the pendency of, or after a bankruptcy, insolvency or similar proceeding with respect to the Seller.

     "Subordinated Note" shall mean, the Revolving Subordinated Promissory Note dated December 20, 1996, from the Seller to the Subordinated Creditor.

     Section 2. Subordination. All Subordinated Debt shall be and hereby is expressly made subordinate and junior in right of payment to all Senior Debt to the extent and in the manner provided herein. The Subordinated Creditor hereby agrees that it shall not, at any time, accelerate or otherwise cause all or any part of the Subordinated Debt to mature prior to its scheduled maturity (if any). After the occurrence and during the continuance of a Termination Event or a Potential Termination Event, until all Senior Debt shall have been indefeasibly paid in full:

          (a) the Seller shall not, without the consent of the Instructing Group, directly or indirectly, make any payment with respect to or on account of, or transfer any collateral for any part of, the Subordinated Debt;

          (b) the Subordinated Creditor shall not demand, sue for, or accept from the Seller or any other Person any such payment or collateral (to the extent not permitted pursuant to clause (a) above) nor take any other action to collect upon any such payment or to enforce its rights in respect of the Subordinated Debt or any collateral securing any Subordinated Debt, including, without limitation, pursuant to a setoff of Subordinated Debt against debt owed by the Subordinated Creditor to the Seller; and

          (c) neither the Seller nor the Subordinated Creditor shall otherwise take any action prejudicial to or inconsistent with each of the Senior Creditors' priority position created by this Subordination Agreement.

     Section 3. Limitations on Subordinated Creditor Actions. The Subordinated Creditor will not commence or join with any other creditor or creditors of the Seller in commencing any bankruptcy, reorganization or insolvency proceedings against the Seller. At any general meeting of creditors of the Seller, or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Seller or its business, or any receivership, insolvency or bankruptcy proceeding, or in an assignment for the benefit of creditors or a proceeding by or against the Seller for composition or extension or otherwise, if all Senior Debt has not been indefeasibly paid in full at the time, without limiting the generality of any of the other provisions hereof, the Agent, for the benefit of the Senior Creditors, is hereby irrevocably authorized at any such meeting or in any such proceeding:

          (a) to enforce claims comprising Subordinated Debt in the name of the Subordinated Creditor, by proof of debt, proof of claim, suit or otherwise;

          (b) to collect any assets of the Seller distributed, divided or applied by way of dividend or payment, or such securities issued on account of Subordinated Debt and apply the same, or the proceeds of any realization upon the same that the Agent in its sole discretion elects to effect, to Senior Debt until all Senior Debt shall have been indefeasibly paid in full (each of the Senior Creditors hereby agreeing to render any surplus remaining after such payment to the Subordinated Creditor or to whomever may otherwise be entitled thereto); provided, however, that this subsection
     (b) does not apply to any assets of the Seller received by the Subordinated Creditor prior to and not in connection with any such meeting or any such proceeding if receipt by the Subordinated Creditor was not in violation of any of the other terms hereof;

          (c) to vote claims comprising Subordinated Debt and to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

          (d) to take generally any action in connection with any such meeting or proceeding which the Subordinated Creditor might otherwise take.

After the commencement of any such bankruptcy, insolvency or reorganization proceeding, the Subordinated Creditor may inquire of the Agent in writing whether the Agent intends to exercise the foregoing rights with respect to the Subordinated Debt. Should the Agent fail, within thirty (30) days after its receipt of such inquiry or such shorter period as may be required in such proceeding, either to file a proof of claim with respect to the Subordinated Debt and to furnish a copy thereof to the Subordinated Creditor, or to inform the Subordinated Creditor in writing that it intends to exercise its rights to assert the claims arising with respect to the Subordinated Debt in the manner hereinabove provided, the Subordinated Creditor may, without prejudicing the rights of the Senior Creditors hereunder, but shall not be required to, proceed to file a proof of claim with respect to the Subordinated Debt and take such further steps with respect thereto, not inconsistent with this Subordination Agreement, as the Subordinated Creditor may deem proper.

     Subject to and from and after the indefeasible payment in full of all Senior Debt, the Subordinated Creditor shall be subrogated to the rights of the Senior Creditors to receive payments or distributions of cash, property or securities of the Seller applicable to the Senior Debt until all amounts owing on the Subordinated Debt shall be paid in full. After the indefeasible payment in full of all Senior Debt, the Senior Creditors, at the Subordinated Creditor's expense, will duly execute, acknowledge and deliver all such documents and other items and take such other action as the Subordinated Creditor may reasonably request to permit the Subordinated Creditor to be subrogated to the rights of the Senior Creditors in accordance with the immediately preceding sentence. The provisions of this Subordination Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor and the Senior Creditors. Nothing contained in this Subordination Agreement is intended to or shall impair, as between the Seller, its creditors other than the Senior Creditors and the Subordinated Creditor, the obligation of the Seller, which is absolute and unconditional, to pay to the Subordinated Creditor the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Subordinated Creditor and creditors of the Seller other than the Senior Creditors.

     Section 4. No Commingling. Should any payment or distribution (whether in cash or other property) on account of, or any collateral for any part of, the Subordinated Debt be received by the Subordinated Creditor in violation of this Subordination Agreement, such payment or collateral shall be delivered forthwith by the recipient to the Agent for application to Senior Debt in accordance with
Section 5 hereof, in the form received. The Agent is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by the recipient in trust for the Senior Creditors and shall not be commingled with other funds or property of the recipient.

     Section 5. Application of Funds. Any funds received by the Agent pursuant to this Subordination Agreement, unless otherwise specifically provided pursuant to the terms hereof, shall be applied as a Collection under Section 2.3 of the Receivables Sale Agreement.

     Section 6. Title. The Subordinated Creditor hereby represents and warrants to the Senior Creditors that it is the lawful owner of the Subordinated Debt attributable to it and no part thereof has been assigned to or subordinated or subjected to any other lien or encumbrance creating or evidencing subordinated debt in favor of anyone other than the Senior Creditors. The Subordinated Creditor may not sell, transfer or assign all or any portion of the Subordinated Debt or create or suffer to exist any lien or encumbrance thereon or with respect thereto.

     Section 7. Specific Performance; Waiver. The Agent for the benefit of the Senior Creditors is hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Seller shall have complied with the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any provision hereof applicable to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Agent. The Subordinated Creditor further waives presentment, demand, notice and protest in connection with all instruments and agreements creating or evidencing Senior Debt or Subordinated Debt, notice of the acceptance of this Subordination Agreement and proof of reliance upon the existence or terms of this Subordination Agreement by the Senior Creditors or any other holder of Senior Debt or other action taken in reliance hereon and all demands and notices of every kind in connection with this Subordination Agreement, the Senior Debt or time of payment of the Senior Debt or Subordinated Debt. The Subordinated Creditor assents to any renewal, extension or postponement of the time of payment of Senior Debt or any other indulgence with respect thereto, to any substitution, exchange or release of collateral therefor, to the addition or release of any Person primarily or secondarily liable thereon and to the provisions of any instrument, security or other writing evidencing Senior Debt.

     Section 8. Further Assurances. The Seller and the Subordinated Creditor shall execute and deliver to the Agent such further instruments, agreements or documents and shall take such further action as the Instructing Group may at any time or times reasonably request in order to carry out the provisions and intent of this Subordination Agreement.

     Section 9. Senior Creditors' Duties. The rights granted to the Agent for the benefit of the Senior Creditors and to the Senior Creditors hereunder are solely for the protection of the Senior Creditors and nothing herein contained shall impose on the Agent or on any Senior Creditor any duties with respect to any property or rights of the Seller or the Subordinated Creditor received hereunder. The Senior Creditors shall have no duty to preserve rights against prior parties in any property of any kind received hereunder.

     Section 10. No Prejudice or Impairment. (a) The rights under this Subordination Agreement of the Agent and the Senior Creditors as against the Subordinated Creditor shall remain in full force and effect without regard to, and shall not be impaired or affected by:

          (i) any act or failure to act on the part of any Senior Creditor or the Seller; or

          (ii) any extension or indulgence in respect of any payment or prepayment of any Senior Debt or any part thereof or in respect of any other amount payable to any holder of any Senior Debt; or

          (iii) any amendment, modification or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of any Senior Debt, any agreement or instrument creating or evidencing any Senior Debt or any other agreement which may be made relating to any Senior Debt; or

          (iv) any exercise or nonexercise by the Senior Creditors of any right, power, privilege or remedy under or in respect of such Senior Debt, any agreement or instrument creating or evidencing Senior Debt or this Subordination Agreement or any waiver of any such right, power, privilege or remedy or of any default in respect of such Senior Debt, any agreement or instrument creating or evidencing Senior Debt or this Subordination Agreement, or any receipt by any Senior Creditor of any security, or any failure by any Senior Creditor to perfect a security interest in, or any release by any Senior Creditor of, any security for the payment of any Senior Debt; or

          (v) any merger or consolidation of the Seller or any of its Subsidiaries into or with any other Person, any change in the existence, structure or ownership of the Seller or any of its Subsidiaries or any sale, lease or transfer of any or all of the assets of the Seller or any of its Subsidiaries to any other Person; or

          (vi) any insolvency, bankruptcy,  reorganization or similar proceeding
     against  or  affecting  the  Subordinated   Creditor,  the  Seller  or  the
     Receivables; or

          (vii) the existence of any claim, setoff or other rights that the Subordinated Creditor or the Seller may at any time have against any Senior Creditor; or

          (viii) any invalidity or unenforceability of any Senior Debt or any provision or provisions of any instrument, document or agreement creating or evidencing any Senior Debt; or

          (ix) absence of any notice to, or knowledge by, any holder of any Subordinated Debt of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (i) through (viii); or

          (x) any other circumstance.

     (b) The obligations of the holders of Subordinated Debt under this Subordination Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Debt, or any other payment to any holder of any Senior Debt in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Debt for any reason, all as though such payment had not been made.

     Section 11. Lien Subordination. All liens or encumbrances on any assets or properties of the Seller in favor of the Subordinated Creditor, whether incurred or created prior to, subsequent to, or on the date hereof, regardless of the time of the recording, perfection or filing thereof or the date on which amounts secured thereby shall be or have been advanced to the Seller, shall be at all times junior, subject and subordinate in all respects to liens or encumbrances granted by the Seller prior to, subsequent to, or on the date hereof in favor of the Senior Creditors created under or pursuant to the Receivables Sale Agreement or otherwise (collectively referred to herein as the "Senior Creditors' Liens") and to all amendments, modifications, renewals and extensions of the Senior Creditors' Liens (all of which may be entered into without notice to or consent of the Subordinated Creditor).

     Section 12. No Waiver; Remedies. No failure or delay on the part of the Agent for the benefit of the Senior Creditors in exercising any power, right or remedy under this Subordination Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies provided in this Subordination Agreement are cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Subordination Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13. Amendments, etc. No amendment, supplement, modification or waiver of any provision of this Subordination Agreement nor consent to any departure by the Seller or the Subordinated Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Seller, the Subordinated Creditor and the Agent and consented to by the Instructing Group.

     Section 14. Governing Law; Submission to Jurisdiction. This Subordination Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. The Subordinated Creditor and the Seller hereby submit to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Chicago for purposes of all legal proceedings arising out of or relating to this Subordination Agreement or the transactions contemplated hereby. The Subordinated Creditor and the Seller hereby irrevocably waive, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 14 shall affect the right of the Agent or any Senior Creditor to bring any action or proceeding against the Subordinated Creditor or the Seller or their respective properties in the courts of other jurisdictions.

     Section 15. Assignment. This Subordination Agreement shall (i) be binding upon the Seller and the Subordinated Creditor, and their respective successors and assigns and (ii) inure to the benefit of and be enforceable by the Agent for the benefit of the Senior Creditors and their respective successors, transferees and assigns; provided however, that the obligations of the Seller and the Subordinated Creditor hereunder may not be assigned, transferred or delegated without the prior written consent of the Agent and any such purported assignment, transfer or delegation absent such consent shall be void.

     Section 16. Confidentiality of Agreement. Unless otherwise consented to by the Agent, the Seller and the Subordinated Creditor will use its best efforts not to disclose without the prior written consent of the Agent the contents of this Agreement, the Receivables Sale Agreement, or any other confidential or proprietary information furnished by the Agent or any Purchaser, to any Person other than to its officers, directors, members, managers, employees, outside accountants, auditors, attorneys or financial advisors or as required by applicable law or Governmental Authorities with appropriate jurisdiction.

     Section 17. Headings; Counterparts. Section headings in this Agreement are for reference only and shall not affect the construction of this Agreement. This Agreement may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

     Section 18. Cumulative Rights and Severability. All rights and remedies of the Senior Creditors and Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise. Any provision hereof this is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provision hereof and without affecting such provision in any other jurisdiction.

     Section 19. Entire Agreement. This Agreement constitutes the entire understanding of the parties thereto concerning the subject matter hereof. Any previous or contemporaneous agreements, whether written or oral, concerning such matters are superseded hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                        ABN AMRO Bank N.V., as Agent

                                        By: /s/ Mary C. Casey
                                           -------------------------------------
                                           Title: Vice President
                                                 -------------------------------
                                        By: /s/ Robert C. Smolka
                                           -------------------------------------
                                           Title: Group Vice President
                                                 -------------------------------

                                        INDIANAPOLIS POWER & LIGHT COMPANY

                                        By: /s/ John R. Brehm
                                           -------------------------------------
                                           Its: SVP-Finance and Information
                                                  Services
                                               ---------------------------------

Accepted and Agreed:


IPL FUNDING CORPORATION


By: /s/ Steven L. Meyer
   ----------------------------
   Its:  Treasurer
       ------------------------